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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):           November 18, 2005
                                                    ----------------------------

                          INTERNATIONAL COAL GROUP, INC
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    001-32679                  20-2641185
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 (State or Other Jurisdiction         (Commission               (IRS Employer
       of Incorporation)              File Number)           Identification No.)

2000 ASHLAND DRIVE
ASHLAND, KENTUCKY                                                 41101
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 (Address of Principal Executive Offices)                       (Zip Code)


Registrants' telephone number, including area code:  (606) 920-7400
                                                     --------------------------

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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         ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On November 18, 2005, International Coal Group, Inc. (the "Company") completed a corporate reorganization (the "Reorganization") pursuant to the Business Combination Agreement (the "Anker Business Combination Agreement") among ICG, Inc. (f/k/a International Coal Group, Inc.) ("ICG, Inc."), the Company, ICG Merger Sub, Inc., Anker Merger Sub, Inc. and Anker Coal Group, Inc. ("Anker"), dated as of March 31, 2005, as amended. Prior to the Reorganization, the Company's top-tier parent holding company was ICG, Inc. Upon completion of the Reorganization, the Company became the new top-tier parent holding company. In the Reorganization, the stockholders of ICG, Inc. received one share of common stock of the Company in exchange for each share of ICG, Inc. common stock, with the Company having issued an aggregate of 106,605,999 shares of its common stock pursuant to a registration statement on Form S-4. Additionally, in connection with the Reorganization, (i) the 300,000 outstanding shares of ICG, Inc. restricted stock issued to Bennett K. Hatfield, the Company's President and Chief Executive Officer, pursuant to his employment agreement were exchanged for an equal number of shares of restricted stock of the Company, and (ii) Mr. Hatfield's options to purchase 319,052 shares of ICG, Inc. common stock were converted into the right to purchase an equal number of shares of the Company's common stock. Prior to the Reorganization, the Company had 10,000,000 shares of common stock outstanding, consisting of 10,325,000 shares issued to ICG, LLC, which were cancelled in the Reorganization, and 325,000 shares of restricted stock granted to the Company's executive officers other than Mr. Hatfield.

         On November 18, 2005, the Company also completed the acquisitions of Anker and CoalQuest Development LLC ("CoalQuest") pursuant to (i) the Anker Business Combination Agreement and (ii) the Business Combination Agreement among ICG, Inc., the Company, CoalQuest and the members of CoalQuest, dated as of March 31, 2005, as amended. In connection with these acquisitions, the Company issued an aggregate of 29,824,670 shares of common stock to an escrow agent for the benefit of the shareholders of Anker and the members of CoalQuest until the final determination of the number of shares issuable. The final aggregate number of shares to be issued to the former Anker shareholders will be equal to 163,250,000 divided by the price per share at which the Company's common stock is offered in its proposed public offering (subject to adjustment if certain contingent events occur), and the final aggregate number of shares to be issued to the former CoalQuest members will be equal to 101,750,000 divided by the price per share at which the Company's common stock is offered in its proposed public offering. If no public offering occurs by March 31, 2006, all 29,824,670 shares will be issued to the former Anker shareholders and CoalQuest members.

         The escrowed shares are deemed outstanding; any dividends or distributions or other rights in respect of these shares will be added to and also held in escrow, and these escrowed shares will be voted in accordance with the instructions of the beneficial owners in accordance with their relative interest. If the shares deposited exceed the finally determined number of shares to be issued in the Anker and CoalQuest acquisitions, the excess shares will be returned to the Company.

         Anker is a producer of steam and metallurgical coal. It operates 10 non-unionized deep and surface coal mines strategically located in West Virginia and Maryland. CoalQuest owns or controls approximately 377 million tons of coal reserves, as well as 142 million tons of coal resources, in Northern and Central Appalachia. Anker leases a majority of its coal reserves from CoalQuest. CoalQuest has no other material operations other than its leasing activity.


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         ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 2.01 above.

         ITEM 3.03.  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

         The disclosure required by this Item was previously included in Amendment No. 3 to the Company's Registration Statement on Form S-4 (File No. 333-126156) on November 9, 2005.

         ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         The disclosure required by this Item was previously included in Amendment No. 3 to the Company's Registration Statement on Form S-4 (File No. 333-126156) on November 9, 2005.

         ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         The financial statements required by this Item was previously included in Amendment No. 3 to the Company's Registration Statement on Form S-4
(File No. 333-126156) on November 9, 2005.

         (b)      Exhibits.

                  3.3 Form of Second Amended and Restated Certificate of Incorporation of International Coal Group, Inc. (Incorporated by reference to Amendment No. 1 to the Company's Registration Statement on Form S-4 (File No. 333-126156) filed on September 28, 2005).

                  3.4 Form of Second Amended and Restated By-laws of International Coal Group, Inc. (Incorporated by reference to Amendment No. 4 to the Company's Registration Statement on Form S-1 (File No. 333-124393) filed on October 24, 2005).

                  4.1 Form of certificate of International Coal Group, Inc. common stock (Incorporated by reference to Amendment No. 3 to the Company's Registration Statement on Form S-1 (File No. 333-124393) filed on September 28, 2005).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INTERNATIONAL COAL GROUP, INC.



                              By: /s/ William D. Campbell
                                 ----------------------------------------------
                                 Name: William D. Campbell
                                 Title: Vice President, Treasurer and Secretary


Date:  November 22, 2005











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